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                         SECURITIES AND EXCHANGE COMMISSION

                              Washington, D.C. 20549

                                    FORM 8-K

                                  CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 14, 2000

                              MORROW SNOWBOARDS, INC.
              (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


          OREGON                           0-27002               93-1011046
(STATE OR OTHER JURISDICTION OF         (COMMISSION            (IRS EMPLOYER
INCORPORATION OR ORGANIZATION)          FILE NUMBER)      IDENTIFICATION NUMBER)

                                   2600 PRINGLE ROAD, S.E.
                                      SALEM, OR 97302
                         (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                        (503) 375-9300
                    REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE

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ITEM 4.  CHANGES IN REGISTRANTS' CERTIFYING ACCOUNTANT.

     On January 14, 2000, Arthur Andersen, LLP ("Arthur Andersen") resigned as outside auditors for Morrow Snowboards, Inc. (the "Company"). The
Company's Board of Directors, at a previously scheduled Board meeting on January 14, 2000, accepted Arthur Andersen's resignation and appointed the accounting firm of Perry-Smith & Co., LLP ("Perry-Smith") of Sacramento,
California, as the Company's new outside auditors, subject to shareholder ratification of such appointment at the Company's next annual or, if called prior thereto, special shareholders' meeting. Due to the reduction in the Company's manufacturing and distribution activities, as well as the Company's expected future operations, the Board had determined that it did not need outside auditors with the resources and breadth of operations of Arthur
Andersen and, based on a review of several accounting firms, selected
Perry-Smith which has public company and international auditing experience.

     Arthur Andersen had included a "going concern" qualification in its audit report on the financial statements for the Company's two fiscal years ended December 27, 1997 and December 26, 1998, but did not in either of the financial statements include an adverse opinion or a disclaimer of opinion or a qualification or modification as to uncertainty, audit scope or accounting principles. During the two most recent fiscal years and any subsequent interim period preceding Arthur Andersen's resignation, there were no disagreements between the Company and the former auditors on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of the former auditors, would have caused Arthur Andersen to make a reference to the subject matter of the disagreement in connection with its audit reports in such financial statements.

     Prior to engaging Perry-Smith, the Company consulted with Perry-Smith as to its qualifications, experience and ability to audit the Company's financial statements. The Company and Perry-Smith did not have any substantive discussions regarding the application of accounting principles to a specified transaction, either complete or proposed, or the type of audit opinion that might be rendered on the registrant's financial statements and there are no reports nor written or oral advice provided by the new accountants, other than the expected costs of audits and accounting services and the accountants' experience, provided in deciding to retain Perry-Smith.
Further, as noted, there was no matter that was the subject of a disagreement as described in Item 304(a)(1)(iv) of Regulation S-K, promulgated by the Securities and Exchange Commission.

     Prior to Arthur Andersen's resignation, Arthur Andersen did not express a difference of opinion regarding any events listed in Item 304(a)(1)(v)(A) through (D) of Regulation S-K. Perry-Smith is expected to audit the Company's financial statements as of and for the period ended January 1, 2000 and December 30, 2000. The Company has provided a copy of this Form 8-K to both
Arthur Andersen and Perry-Smith, requesting in the case of Arthur Andersen that Arthur Andersen furnish the Company with a letter addressed to the SEC stating whether is agrees with the statements made by the registrant in response to Item 304(a) of Regulation S-K herein. A copy of Arthur Andersen's letter is attached hereto (as Exhibit 99.12) evidencing no objection to the Company's responses herein.

Page 2-FORM 8-K

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The Company requested that Perry-Smith review this filing and indicated the
Company would file any letter with the SEC submitted by Perry-Smith that contained any new information, any clarification of the Company's expression of its views herein, or the respects in which Perry-Smith does not agree with the statements made by the Company herein in response to Item 304(a) of Regulation S-K. Perry-Smith has advised the Company that it has reviewed this filing and has no basis on which to submit a letter addressed to the SEC in response to Item 304 of Regulation S-K.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

EXHIBITS. The following exhibits are included with this filing:

        1. Arthur Andersen, LLP letter dated January 24, 2000.


                              SIGNATURES


Pursuant to the requirements of Section 13 or 15(d) of the Securities
Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Salem, State of Oregon, on January 24, 2000.

                                        MORROW SNOWBOARDS, INC.


                                        By: /s/ P. Blair Mullin
                                           -------------------------------------
                                           P. Blair Mullin
                                           PRESIDENT AND CHIEF FINANCIAL OFFICER
                                           (PRINCIPAL EXECUTIVE, FINANCIAL AND
                                           ACCOUNTING OFFICER



                              EXHIBIT INDEX

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

Exhibit No.              Document Description
-----------              --------------------
99.12                    Letter from Arthur Andersen, LLP dated January 24, 2000.


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